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                                                                   EXHIBIT 10.24

                                  BILL OF SALE

                                 HOLOGIC, INC.,

                             a Delaware corporation

                                       to

                           BONE (DE) QRS 15-12, INC.,

                             a Delaware corporation

     KNOW ALL MEN BY THESE PRESENTS, that HOLOGIC, INC., a Delaware corporation ("Seller"), for and in consideration of Ten Dollars ($10.00) and other good and valuable consideration, to it in hand paid by BONE (DE) QRS 15-12, INC., a Delaware corporation ("Purchaser"), at or before the sealing and delivery of these presents, the receipt and sufficiency of which is hereby acknowledged, has granted, bargained, sold, transferred and delivered, and by these presents does grant, bargain, sell, transfer and deliver unto Purchaser all and singular the following described machinery and equipment owned by Seller and located on that certain property situated in Bedford, Massachusetts as described on Exhibit A-1 attached hereto and made a part hereof and that certain property situated in Danbury, Connecticut as described on Exhibit A-2 attached hereto and made a part hereof (collectively, the "Premises"), to wit:

     The machinery and equipment listed and described on Exhibit B attached hereto and made a part hereof (the "Machinery and Equipment").

     TO HAVE AND TO HOLD the Machinery and Equipment unto Purchaser, its successors and assigns, to and for its own proper use and benefit forever.

     AND Seller for itself and for its successors and assigns, does hereby covenant with Purchaser, its successors and assigns, that it is the true and lawful owner of the Machinery and Equipment hereby sold, and has full power to sell and convey the same; that the title so conveyed is clear, free and unencumbered; and further that it does warrant and will forever defend the same against the claim or claims of all persons whomsoever claiming or to claim the same or any part thereof.

     IN WITNESS WHEREOF, Seller has caused its corporate name to be hereunto subscribed and its corporate seal to be hereunto affixed, this 28th day of August, 2002.

ATTEST:                           HOLOGIC, INC.


By: /s/ Colleen P. Hussey         By: /s/ Glenn P. Muir
   -------------------------         -------------------------------------------
Title:                            Title: Treasurer and Executive Vice President,
      ----------------------              Finance and Administration
                                         ---------------------------------------

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                                                                     EXHIBIT A-1

                  PROPERTY DESCRIPTION - BEDFORD, MASSACHUSETTS

That certain parcel of land situated in Bedford in the County of Middlesex, Commonwealth of Massachusetts being shown as Lot 12 on a plan of land entitled "Plan of Land in Bedford, Mass. (Middlesex County), Being a Subdivision of Lot 5 on Land Court Plan Number 34759C, Prepared for: Hologic, Inc., Scale 1" = 100'" by the BSC Group, Inc. dated July 26, 2002, and containing approximately 152,128 square feet as shown on said plan. Said parcel of land is shown as Lot 12 on Land Court Plan Number 34759F.

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                                                                     EXHIBIT A-2

                   PROPERTY DESCRIPTION - DANBURY, CONNECTICUT

Parcel 1

A certain piece or parcel of land, with the buildings and improvements thereon, located in the Town of Danbury, County of Fairfield and State of Connecticut, more particularly bounded and described as follows:

Beginning at a point on the easterly highway line of Ye Old Road at the northwesterly corner of the herein described parcel, thence running in an easterly, southerly and easterly direction along the southerly boundary line of land now or formerly of Seymour R. Powers, Trustee, et als (Parcel "Br") the following courses and distances.

                -----------------------------
                N 70 DEG. 54' 11" E  320.000'
                -----------------------------
                S 19 DEG. 05' 49" E   69.445'
                -----------------------------
                N 72 DEG. 28' 55" E   93.118'
                -----------------------------

to a point on the westerly highway line of Apple Ridge Road (property of Seymour
R. Powers, Trustee, et als) and the northeasterly corner of the herein described parcel, thence running along said westerly highway line the following courses and distances:

                -----------------------------
                S 20 DEG. 05' 04" E   111.00'
                -----------------------------

thence along a curve to the left with a central angle of 87 DEG. 00' 19", a radius of 365.00' and an arc length of 554.263' to a point, thence turning and running in a southerly direction along land of Seymour R. Powers, Trustee, et als on a course bearing S 17 DEG. 05' 23" E a distance of 91.332' to a point on the northerly boundary line of land now or formerly of Mary A. Farwell, thence turning and running along the northerly and westerly boundary lines of said Mary A. Farwell the following courses and distances:

                -----------------------------
                S 49 DEG. 44' 28" W   611.97'
                -----------------------------
                S 30 DEG. 30' 08" E   135.00'
                -----------------------------

to a point on the northerly highway line of Ye Old Road, thence turning and running along the northerly and easterly highway lines of said Ye Old Road (an unimproved highway) the following courses and distances:

                -----------------------------
                S 57 DEG. 15' 16" W   170.10'
                -----------------------------
                S 50 DEG. 48' 11" W    37.62'
                -----------------------------

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                -----------------------------
                S 52 DEG. 15' 10" W    78.01'
                -----------------------------
                N 11 DEG. 49' 23" W    36.98'
                -----------------------------
                N 13 DEG. 35' 48" W   109.08'
                -----------------------------
                N 16 DEG. 35' 03" W   201.38'
                -----------------------------
                N 15 DEG. 44' 38" W   264.38'
                -----------------------------
                N 16 DEG. 19' 21" W   186.64'
                -----------------------------
                N 23 DEG. 48' 32" W    32.66'
                -----------------------------
                N 16 DEG. 56' 54" W  234.849'
                -----------------------------

to the point of place of beginning. Said parcel contains 10.973 Acres and is more particularly shown and described on a map entitled "ALTA/ACSM Land Title Survey, Plan of Land in City of Danbury, Connecticut, Prepared for Hologic, Inc.", Dated August 7, 2002 Prepared by the BSC Group, Inc., Rohan Freeman, L.S. 70046.

Together with the perpetual right to pass and repass over, through, under and across the entire length and width of a certain roadway shown and designated as Apple Ridge Road on the above referenced map, for the purpose of egress and ingress and for the purpose of obtaining water, gas electric and telephone service and other utilities, and for the purpose of installing thereon and thereunder all improvements, equipment and appurtenances required for such services and for such ingress and egress, to the above described premises from the public highway known as Kenosia Avenue.

Together with a perpetual drainage and sewer easement as set forth in a deed from Seymour R. Powers to Seymour R. Powers, Trustee dated September 5, 1989 and recorded September 17, 1989 in Volume 931, Page 1002 of the Danbury Land Records. Said easement was partially released by instrument dated May 8, 1996 and recorded in Book 1147, Page 1142 of the Danbury Land Records.

Together with the right to use, pass and repass for all purposes on, over, across and under the roadway known as Ye Old Road, Danbury, Connecticut.

Together with and subject to the provisions of a Road Maintenance Agreement with Thermotrex Corporation dated as of March 31, 1993 and recorded in Book 1045, Page 238 of the Danbury Land Records.

Together with a scenic view easement as set forth in (i) a warranty deed from Seymour R. Powers to Thermotrex Corporation dated March 26, 1993 and recorded April 1, 1993 in Book 1043, Page 819 of the Danbury Land Records; (ii) a warranty deed from Melvyn J. Powers to Thermotrex Corporation dated March 30, 1993 and recorded April 1, 1993 in Book 1043, Page 826 of the Danbury Land Records; (iii) a trustee's deed from Melvyn J. Powers and Union Trust Company, as trustees for Gary S. Kepniss, to Thermotrex Corporation dated March 30, 1993 and recorded April 1, 1993 in Book 1043, Page 833 of the Danbury Land Records;
(iv) a

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warranty deed from Alice Powers to Thermotrex Corporation dated March 26, 1993 and recorded April 1, 1993 in Book 1043, Page 812 of the Danbury Land Records;
(v) a trustee's deed from Seymour R. Powers, as trustee of the Seymour R. Powers Revocable Trust Agreement, to Thermotrex Corporation dated March 26, 1993 and recorded April 1, 1993 in Book 1043, Page 839 of the Danbury Land Records; and
(vi) a quitclaim deed from Pow-Dan II Corporation to Thermotrex Corporation dated March 30, 1993 and recorded in Book 1043, Page 844 of the Danbury Land Records.

Parcel 2

A certain piece or parcel of land, with any buildings and improvements thereon, located in the Town of Danbury, County of Fairfield and State of Connecticut, which parcel contains 0.434 Acres more particularly shown and described on map No. 10206 of the Danbury Land Records and is more particularly bounded and described as follows:

Beginning at a point on the easterly highway line of Ye Old Road at the southeasterly corner of the herein described parcel, thence running west S 78 DEG. 10'37" W a distance of 17.50' to a point;

Thence running N 13 DEG. 58'10" W a distance of 144.99' to a point;

Thence running N 15 DEG. 22'00" W a distance of 57.18' to a point;

Thence running N 15 DEG. 37'24" W a distance of 144.37' to a point;

Thence running N 15 DEG. 0l'25" W a distance of 75.46' to a point;

Thence running N 16 DEG. 49'37' W a distance of 152.31' to a point;

Thence running N 16 DEG. 28'35" W a distance of 222.57' to a point;

Thence running N l9 DEG. 57'59" W a distance of 35.75' to a point;

Thence running N 17 DEG. 28'32" W a distance of 231.51' to a point; the last eight courses running along land now or formerly of Wooster School Corp;

Thence running N 73 DEG. 03'06" E a distance of 18.95' to a point; which point marks the northeasterly corner of the herein described parcel;

Thence running S 16 DEG. 56'54" E a distance of 234.849' to a point;

Thence running S 23 DEG. 48'32" E a distance of 32.66' to a point;

Thence running S 16 DEG. 19'21" E a distance of 186.64' to a point;

Thence running S 15 DEG. 44'38" E a distance of 264.38' to a point;

Thence running S 16 DEG. 35'03" E a distance of 201.38' to a point;

Thence running S 13 DEG. 35'48" E a distance of 109.08 to a point;

Thence running S 11 DEG. 49'23" E a distance of 36.98' to the point and place of beginning; which last six courses are along Parcel 1 described herein.

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                                                                       EXHIBIT B

                             MACHINERY AND EQUIPMENT

All fixtures, machinery, apparatus, equipment, fittings and appliances of every kind and nature whatsoever now or hereafter affixed or attached to or installed in any of the Premises (except as hereafter provided), including all electrical, anti-pollution, heating, lighting (including hanging fluorescent lighting), incinerating, power, air cooling, air conditioning, humidification, sprinkling, plumbing, lifting, cleaning, fire prevention, fire extinguishing and ventilating systems, devices and machinery and all engines, pipes, pumps, tanks (including exchange tanks and fuel storage tanks), motors, conduits, ducts, steam circulation coils, blowers, steam lines, compressors, oil burners, boilers, doors, windows, loading platforms, lavatory facilities, stairwells, fencing (including cyclone fencing), passenger and freight elevators, overhead cranes and garage units, together with all additions thereto, substitutions therefor and replacements thereof required or permitted by that certain Lease Agreement of even date hereof between Purchaser, as landlord, and Seller, as tenant, but excluding all trade fixtures and all personal property, including without limitation all machinery, office, manufacturing and warehouse equipment and furniture used in connection with the operation of Seller's business and which are not necessary to the operation of the buildings which constitute part of the Premises.